UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2004


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.)
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)          (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events and Regulation FD Disclosure.


     On January 23, 2004, the American Stock Exchange (AMEX) notified Competitive Technologies, Inc. (CTT) that AMEX had accepted CTT's plan to regain compliance with AMEX continued listing standards and that AMEX was continuing CTT's listing pursuant to an extension. To maintain its listing, CTT is required to make progress consistent with its plan during the extension period and to regain compliance with AMEX continued listing standards by May 12, 2005.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.                                         Page

    99.1  Registrant's press release dated
          January 29, 2004                                    3



                            Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  January 29, 2004            /s/John B. Nano
                                   By:  John B. Nano
                                   President and
                                   Chief Executive Officer